EXHIBIT 10.27


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                                Agency Agreement
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This Agreement is dated for reference July 31, 2000 (the "Agreement").

BETWEEN

     THE NEPTUNE SOCIETY, INC. of 3500 W. Olive, Suite 1430, Burbank, California

                                                                 (the "Company")

AND

     STANDARD SECURITIES CAPITAL CORPORATION, 24 Hazelton Avenue, Toronto, Ontario M5R 2E2

                                                                   (the "Agent")

WHEREAS:

     A. The Company desires to privately sell up to 500,000 shares of Common Shares at US$14.00 per share; and

     B. The Company desires to appoint the Agent to distribute up to 500,000 Common Shares by private placement, and the Agent is willing to accept the appointment on the terms and conditions of this Agreement.

THE PARTIES to this Agreement therefore agree:

DEFINITIONS

1 Unless expressly provided otherwise, where used in this Agreement or any schedule hereto, the following terms shall have the following meanings, respectively:

     1.1  "1933 Act" means the United States Securities Act of 1933, as amended;

     1.2  "Agent" means Standard Securities Capital Corporation;

     1.3 "Agency Fee" means the cash fee of U.S.$75,000 payable to the Agent in connection with the Private Placement;


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     1.4  "Applicable  Securities Laws" means,  collectively,  the 1933 Act, the
          Exchange Act, and all applicable regulations, rules, rulings and orders made thereunder and the securities legislation, policies, and rules of each other relevant jurisdiction in which the Securities are offered and/or sold;

     1.5 "Closing Date" means July 31, 2000 or such other date as the Company and the Agent may agree and in any event not later than July 31, 2000;

     1.6 "Common Shares means the 500,000 Common Shares in the capital of the Company with a par value of U.S. $0.002 each;

     1.7  "Company" means The Neptune Society, Inc.;

     1.8 "Directed Selling Efforts" means "Directed selling efforts" as defined in Rule 902(c) of Regulation S of the 1933 Act;

     1.9 "Disclosure Schedule" means the Disclosure Schedule provided by the Company to the Agent in connection with Section 19 of this Agreement;

     1.10 "Effective Date" means the first day that the Registration Statement becomes effective to register the resale of the Placement Shares;

     1.11 "Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

     1.12 "Finder" means Systematic Investments Establishment, a Liechtenstein company;

     1.13 "Finder's Fee" means the fee of 150,000 Common Shares to be issued to the Finder as a fee in connection with the Private Placement;

     1.14 "Initial Filing Date" means the date which is 90 days from the date of the Closing Date;

     1.15 "Issue Price" means US$14.00 per Common Share;

     1.16 "Material Adverse Effect" shall mean that such event, change or effect which the Agent reasonably concludes is, in the aggregate, materially adverse to the business, operations, prospects, properties, assets (including intangible assets), liabilities (including contingent liabilities), condition (financial or other) or results of operations of the Company and its subsidiaries taken as a whole or the ability of the Company to consummate the transactions contemplated by this Agreement; provided,



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

     however that Material Adverse Effect shall not be deemed to include the impact of (a) any change in United States Generally Accepted Accounting Principles, (b) any change in general economic conditions or the industry in which the Company is engaged in business, or (c) the effect of the transactions contemplated hereby or compliance by the Company with the provisions of this Agreement on the business, financial condition or results of operations of the Company;

     1.17 "Placement Shares" means the 500,000 Common Shares to be offered and sold in the Private Placement, and where the context permits, includes the 35,715 Common Shares to be offered and sold in the Private Placement over-allotment.

     1.18 "Private Placement" means the sale of the Common Shares on the terms and conditions of this Agreement;

     1.19 "Regulation  S" means  Regulation  S adopted by the SEC under the 1933
          Act;

     1.20 "Restricted Period" means the one year period commencing on the Closing Date;

     1.21 "SEC" means the United States Securities and Exchange Commission;

     1.22 "Securities" means the Placement Shares;

     1.23 "Share Certificates" means the certificates of the Company representing the Placement Shares to be issued on the Closing Date in the names and denominations reasonably requested by the Agent or the Subscribers;

     1.24 "Subscribers" means the purchasers of the Placement Shares in the Private Placement;

     1.25 "Subscription Agreement" means the agreement to be duly completed and signed by the Purchasers in connection with the sale of the Placement Shares;

     1.26 "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia; and,

     1.27 "U.S. Person" means a "U.S. Person" as that term is defined in Rule 902(o) of Regulation S of the 1933 Act.

APPOINTMENT OF AGENT - NATURE OF TRANSACTION

2 The Company appoints the Agent as its exclusive agent in Canada to solicit, on a commercially reasonable best efforts basis, offers to purchase 500,000 Placement Shares at US$14.00 per share.



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

3 The Agent accepts the appointment and agrees to act as the exclusive agent of the Company and to use commercially reasonable best efforts basis to find and introduce to the Company potential investors to purchase the Placement Shares at a purchase price of US$14.00 per Common Share, it being understood that the sales of such Placement Shares will take place outside the United States.

4 Each Subscriber shall purchase the Placement Shares under an exemption from registration under Applicable Securities Laws. The Agent will notify the Company with respect to the identity of each such Subscriber as soon as practicable and with a view to leaving sufficient time to allow the Company to secure compliance with all relevant statutory requirements related to the offer and sale of the Placement Shares.

AGENT'S FEE AND FINDER'S FEE

5 In consideration of the services to be rendered by the Agent in connection with the Private Placement and the transactions contemplated herein, the Company shall pay to the Agent the Agency Fee, which shall be payable in full from the proceeds of the Private Placement, on the Closing Date.

6 In consideration of the services to be rendered by the Finder in connection with the Private Placement and the transactions contemplated herein, the Company shall pay to the Finder's Fee to the Finder. The Company shall issue to the Finder, the Finder's Fee no later than three days after the Closing Date upon receipt of a completed Representation Letter, in substantially the form attached hereto as Exhibit A, from the Finder.


OFFERING  RESTRICTIONS

7 The Company represents and warrants to, and covenants and agrees with, the Agent as follows:

     7.1 Neither the Company nor any of its affiliates, nor any person acting on their behalf, has made or will make:

          7.1.1 any offer to sell, or any solicitation of an offer to buy any Securities to a U.S. Person or a person in the United States, or

          7.1.2 any sale of Securities unless, at the time the buy order was or will have been originated, the purchase was outside the United States or the Company, its affiliates, and any person acting on its or their behalf reasonably believed that the purchaser was outside the United States;

     7.2 During the period in which the Securities are offered for sale, neither the Company



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

          nor any of its affiliates, nor any person acting on its or their behalf has made or will make any Directed Selling Efforts in the United States, or has taken or will take any action that would cause the exemptions afforded by Regulation S to be unavailable for offers and sales of the Securities;

     7.3 The Company undertakes and agrees that it will refuse to register any transfer of any Securities offered and sold pursuant to this Agreement in reliance upon Regulation S unless such Securities are transferred in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act or pursuant to an available exemption for the registration under the 1933 Act;

     7.4 Neither the Company nor any of its predecessors or affiliates has been subject to any order, judgment, or decree of any court of competent jurisdiction temporarily, preliminary or permanently enjoining such person for failure to comply with Rule 503 of Regulation D concerning the filing of a notice of sales on Form D;

     7.5 Neither the Company, any of its affiliates nor any person acting on its or their behalf have engaged or will engage in any form of general solicitation or general advertising (as the terms are used in Regulation D under the 1933 Act) with respect to offers or sales of the Securities in the United States, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

     7.6 The Company is not an "investment company" within the meaning of the United States Investment Company Act of 1940; and

     7.7 Except with respect to the offer and sale of the Securities offered hereby, the Company has not, since January 1, 2000, sold, offered for sale or solicited an offer to buy any of its securities in the United States or to a U. S Person in a transaction which, if integrated with this offering of Securities, would result in a violation of this registration requirement of applicable U.S. securities laws.

8 The Agent represents and warrants to, and covenants and agrees with, the Company as follows:

     8.1 The Agent acknowledges that the Securities have not been registered under the 1933 Act and that such securities are being offered and sold outside the United States in reliance upon Rule 903 of Regulation S under the 1933 Act;

     8.2 Neither the Agent nor any of its affiliates nor any person acting on the Agent's behalf or on behalf of any of their affiliates has made or will make:

          8.2.1 any offer to sell or any solicitation of an offer to buy, any Securities to any



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

                    U.S. Person or person in the United States, or any sale of Securities to any purchaser unless, at the time the buy order was or will have been originated, the purchaser was outside the United States, or such Agent, affiliate or person acting on behalf of either reasonably believed that such purchaser was outside the United States;

          8.2.2 any Directed Selling Efforts in the United States with respect to the Securities; or, 1.1.1

          8.2.3 any offer to sell or any solicitation of an offer to buy, by any form of general solicitation or general advertising (as those terms are used in Regulation D under the 1933 Act) or in any manner involving a public offering within the meaning of Section 4(2) of the 1933 Act, any of the Securities;

     8.3 At or prior to confirmation of sale of the Securities, the Agent will send to each distributor (as defined in Regulation S), dealer or person receiving a selling concession, fee or other remuneration that purchases Securities during the Restricted Period a confirmation or notice to substantially the following effect:

               "The Securities have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of a U.S. persons (i) as part of their distribution at any time or (ii) otherwise until one year after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A, if available) under the Securities Act. Terms used herein have the meaning given to them in Regulation S."

     8.4 The Agent agrees that neither it nor any of its affiliates will engage in any hedging transactions with respect to the Securities during the Restricted Period.

     8.5 The Agent agrees that neither it nor any of its affiliates will solicit offers to purchase or sell the Securities so as to require registration thereof or filing of a prospectus or similar document with respect thereto under the laws of any jurisdiction.

     8.6 The Agent covenants and agrees that offers and sales shall be effected in accordance and compliance with Applicable Securities Laws and shall be effected in such manner so as not to: (i) require registration of the Securities, or the filing of a prospectus or other document with respect thereto; or (ii) subject the Company to any continuous disclosure of similar reporting requirements under the laws of any jurisdiction in which an offer or a sale of the Securities is made or in the United States.



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

RESALE RESTRICTIONS

9 The Agent further acknowledges and agrees that the Securities may also be subject to resale restrictions in jurisdictions outside of the United States and Canada of which the Company makes no representations or promises to qualify the Common Shares for sale or resale in or from such jurisdictions.

10 The Agent acknowledges and agrees that the Share Certificates will bear a legend in substantially the following form:

     "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF APPLICABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (D) WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS."

CLOSING AND CLOSING DOCUMENTS

11 The Closing will take place at 1:00 p.m. (Toronto time) on each of the Closing Dates.

12 If the Company has satisfied all of its obligations under this Agreement, the Agent will, on the Closing, pay the proceeds to the Company against delivery of the Share Certificates.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE AGENT

13   The Agent covenants with the Company that it will:

     13.1 not solicit offers to purchase or sell the Common Shares so as to require registration thereof or filing of a prospectus with respect thereto under, or as to knowingly breach in any material respect, the laws of any jurisdiction including, without limitation, the United States of America, or any state there of, Canada or the United Kingdom, and



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


          not solicit offers to purchase or sell the Common Shares in any jurisdiction outside of the USA where the solicitation or sale of the Common Shares would result in any ongoing disclosure requirements in such jurisdiction, or any registration requirements in such jurisdiction, except for the filing of a notice or report of solicitation or sale, or where the Company may be subject to liability in connection with the sale of the Common Shares which is materially more onerous than its liability under the 1933 Act;

     13.2 obtain from each Purchaser an executed Subscription Agreement in a form reasonably acceptable to the Company and to the Agent relating to the transaction herein contemplated, together with all documentation as may be necessary in connection with the subscription for the Common Shares; and

     13.3 not, in connection with the Offering, engage in any general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising

14   The Agent represents and warrants to the Company that:

     14.1 it is a valid and subsisting entity under the laws of the Province of Ontario;

     14.2 it is a securities dealer registered under the Ontario Securities Act; and

     14.3 it will only effect sales under the offering to persons outside the United States of America and outside of Canada, and in jurisdiction where the Securities may be lawfully offered and sold.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

15 The Company hereby represents, warrants and covenants to and with the Agent that, except as disclosed in the Disclosure Schedule annexed hereto:

     15.1 the Company and each of the subsidiaries are valid and subsisting corporations duly incorporated and in good standing under the laws of the jurisdictions in which they are incorporated;

     15.2 the Company and each of the subsidiaries is conducting its business in compliance with all applicable laws, rules and regulations of each jurisdiction in which its business is carried on and, the Company and each of the subsidiaries is duly licensed, registered or qualified in all jurisdictions in which it owns, leases or operates its property or carries on business to enable its business to be carried on as now



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

          conducted and its property and assets to be owned, leased and operated and all such licenses, registrations and qualifications are valid and subsisting and in good standing, except in respect of matters which do not and will not result in a Material Adverse Effect;

     15.3 the Company legally and beneficially owns, directly or indirectly, all of the issued and outstanding shares in the capital of each of its subsidiaries and in each case, except for the pledge of the shares of Neptune Management Corp., Heritage Alternatives Inc. and Neptune Pre-need Plan Inc. under the terms and condition of a Purchase Agreement dated for reference March 26, 1999, as amended, such shares are free and clear of all mortgages, liens, charges, pledges, security interest, encumbrances, claims or demand of any kind whatsoever. All of such shares have been duly authorized and validly issued and are outstanding as fully paid and non-assessable shares and no person has any right, agreement or option, present or future, contingent or absolute or any right capable of becoming a right, agreement or option, for the purchase from the Company or any of its subsidiaries an interest in any such shares or for the issue or allotment of any unissued shares in the capital of any of its subsidiaries or any other security convertible into or exchangeable or excisable for any such shares;

     15.4 the authorized capital of the Company is 25,000,000 Common Shares and the issued capital of the Company is 7,031,965 Common Shares, and except as set forth on the Disclosure Schedule and for options to purchase commons shares currently outstanding to employees of the Company and its subsidiaries, no person has any right, agreement or option, present or future, contingent or absolute or any right capable of becoming a rights, agreement or option, for the issue or allotment of any unissued shares in the capital of the Company or any other security convertible into or exchangeable or exercisable for any such shares or to require the Company to purchase, redeem or otherwise acquire any of the issued and outstanding Common Shares;

     15.5 except as set forth on the Disclosure Schedule, there has not been any material change in the assets, liabilities or obligations (absolute, accrued, contingent or otherwise) of the Company or any of the subsidiaries that has not been publicly disclosed;

     15.6 except as set forth on the Disclosure Schedule, there has not been any material change in the capital stock or long-term debt of the Company or any of the subsidiaries that has not been publicly disclosed;

     15.7 except as set forth on the Disclosure Schedule, there has not been any material change in the business, business prospects, condition (financial or otherwise) or results of the operations of the Company or any of the subsidiaries that has not been publicly disclosed;



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

     15.8 the Company and each of the subsidiaries have carried on business in the ordinary course;

     15.9 the audited combined financial statements for the year ended December 31, 1999 and the unaudited financial statement for any subsequent period in respect of which such statements have been delivered by the Company to its security holders prior to the Closing Date present fairly the financial condition of the Company and its subsidiaries for the period then ended;

     15.10the Company has complied and will come fully with the requirements of all applicable corporate and securities laws, including without limitation, the 1933 Act in relation to the issue and trading of its securities and in all matters relating to the Private Placement;

     15.11except as set forth on the Disclosure Schedule, neither the Company nor any of its subsidiaries is in breach or violation of or default under (and no event has occurred and is continuing which with the giving of notice or lapse of time or both would constitute an event of default under), and neither the execution and delivery by the Company of this Agreement or the Subscription Agreements, nor the consummation of the transactions contemplated hereby or thereby nor the due observance and performance by the Company of its covenants or in breach or violation of, or constitutes or will constitute a default (or any event which with the giving of notice or lapse of time or both would constitute an event of default) under, any of the terms or provisions of the constating documents resolutions of the directors or shareholders of the Company or any of its subsidiaries, or any of the terms or provisions of any agreement or instrument of which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of their respective properties or assets are subject, the effect of any of which breaches, violations, conflicts or defaults, singularly or in the aggregate, might result in a Material Adverse Effect, or would impair the ability of the Company to consummate the transactions contemplated hereby or to duly observe and perform any of its covenants or obligations contained in the Subscription Agreements;

     15.12except as set forth on the Disclosure Schedule, the Company nor its subsidiaries is a party to any actions, suits or proceedings which could materially affect its business or financial condition, and no such actions, suits or proceeding have been threatened or, to the best of the knowledge of the Company are contemplated;

     15.13this Agreement has been authorized by all necessary corporate action on the part of the Company; and

     15.14the Company shall deliver to the Agent and each Subscriber on the Closing Date a legal opinion in a form satisfactory to the Agent and its legal counsel.



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

EXPENSES OF AGENT

16 The Company will pay all of the expenses of the Private Placement and the Registration Statement and all the expenses reasonably incurred by the Agent in connection with the Private Placement and the Registration
     Statement including, without limitation, the fees and expenses of the solicitors for the Agent. 1

17 The Agent, may from time to time, render accounts for its expenses incurred in connection with the Private Placement to the Company for payment on or before the dates set out in such accounts.

18 The Company authorizes the Agent to deduct its reasonable expenses in connection with the Private Placement from the proceeds of the Private Placement, including expenses for which an account has not yet been rendered.

INDEMNITY

19 The Company will indemnify the Agent, its affiliates and its officers, directors, employees and agents and save them harmless against all losses, claims, damages, or liabilities:

     19.1 existing (or alleged to exist) by reason of an untrue statement contained in the Registration Statement, Subscription Agreement or other written or oral representation made by the Company to an investor or potential investor in connection with the Private Placement or by reason of the omission to state any fact necessary to make the statement not misleading (except for information and statement referring solely to the Agent);

     19.2 arising directly or indirectly out of any order made by any regulatory authority based upon an allegation that any such untrue statement or omission exists (except information and statement referring solely to the Agent), that trading in or distribution of the Securities is to cease;

     19.3 resulting   from  the  Company's   failure  to  obtain  the  requisite
          regulatory approval to the Private Placement or to the Registration Statement;

     19.4 resulting form the breach by the Company of any of the terms of this Agreement;

     19.5 resulting from any representation or warranty made by the Company herein not being true or ceasing to be true;

     19.6 if the Company fails to issue and deliver the certificates for the Securities in the form and denominations satisfactory to the agent at the time and place required by the



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

          Agent with the result that the completion of a sale of the Placement Shares does not take place; or

     19.7 if, following the completion of a sale of any of the Securities, a determination is made by any competent authority setting aside the sale, unless that determination arises out an act or omission of the Agent.

20 If any action or claim is brought against the Agent in respect of which indemnity may be sought from the Company pursuant to this Agreement, the Agent will promptly notify the Company in writing.

21 The Company will assume the defense of the action or claim, including the employment of counsel and the payment of all expenses.


NOTICE

22 Any notice under this Agreement will be given in writing and must be delivered, sent by telex, telegram or telecopier or mailed by prepaid post and addressed to the party to which notice is to be given at the address indicated above, or an another address designated by either party in writing.

23 If notice is sent by telex, telegram or telecopier or is delivered, it will be deemed to have been given at the time of transmission or delivery.

24 If notice is mailed, it will be deemed to have been received 48 hours following the date of mailing of the notice.

TIME

25   Time is of the essence of this Agreement.

SURVIVAL OF REPRESENTATIONS AND WARRANTIES

26 The representations, warranties, covenants of each of the Company and the Agent contained in this Agreement will survive the closing of the purchase and sale of the Securities.

ENUREMENT

27 This Agreement enures to the benefit of and is binding on the parties to this Agreement and their successors and permitted assigns.

HEADINGS

28 The headings in this Agreement are for convenience or reference only and do not affect the interpretation of this Agreement.

COUNTERPARTS

29 This Agreement may be executed in two or more counterparts, each of which will be deemed to be an original and all of which will constitute one agreement, effective as of the reference dated given above.

GOVERNING LAW

30 This Agreement shall be construed with, and the rights of the parties shall be governed by, the laws of the Province of Ontario, and each of the parties irrevocably attorns to the jurisdictions of the court of Ontario.

This document was executed and delivered as of the date given above.



THE NEPTUNE SOCIETY, INC.

Per:
     -----------------------------------
Marco Markin, Chief Executive Officer and Director


STANDARD SECURITIES CAPITAL CORPORATION

Per:

     -----------------------------------
Authorized Signatory

                               Disclosure Schedule

             Agency Agreement between The Neptune Society, Inc. and Standard Securities Capital Corp. dated for reference July __, 2000

                    Listing of Actions, Suits or Proceedings
                    ----------------------------------------



Actions/Claims
--------------

Case No.  BC201045  Filed  November 19, 1998 between Karen  Vogtpowell and Kenna
Figueroa  v.  Neptune-Los  Angeles,   Ltd.,  Neptune-San  Pedro  Ltd.,  Heritage
Alternatives, Ltd. Emanuel Weintraub

Case No. BC202774 File December 22, 1998 between Neptune Society of Orange County, Neptune Society of Fresno, Neptune Society of Central California v. Neptune Management Corporation, A California Corporation; Neptune Society of Los Angeles, Ltd, A California Ltd. Partnership, Emanuel Weintraub, Larry Miller

Case No. 233025-R4 Filed January 23, 1997 between The People of the State of California V. Neptune Society of Los Angeles, Ltd., Neptune Society of Los Angeles, San Pedro, Neptune Society of Los Angeles, Burbank, Neptune Society of Santa Barbara, Heritage Crematorium, Heritage Alternatives, Inc. and Does 1 through 10, inclusive

Pending Actions/Claims
----------------------

Neptune Society of Los Angeles - Joreen Long claimaint, Gaylord Long decendent, DOD June 15, 1999, Insurer: Evanston Insurance